INVESTOR PRESENTATION

DATA443

ATDS – All Things Data Security™

Organizing the world's information by identifying & protecting all sensitive data regardless of location, platform or format.

October 2022

Discover | Protect | Enable

Forward-looking Statements

This presentation contains forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by use of terms such as "expect", "believe", "anticipate", "may", "could", "will", "should", "plan", "project," "intend," "estimate," "predict," "potential," "pursuant," "target," "continue," or the negative of these words or other comparable terminology. Statements in this presentation that are not historical statements, including statements regarding Data443's plans, objectives, future opportunities for Data443's services, future financial performance and operating results, and any other statements regarding Data443's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance, are forward-looking statements. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are difficult to predict or are beyond Data443's control. These risks, uncertainties, and assumptions could cause actual results to differ materially from the results expressed or implied by the statements. They may relate to the outcome of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; inability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents and, the uncertainties created by global health issues, such as the ongoing outbreak of COVID, and political unrest and conflict, such as the invasion of Ukraine by Russia. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission ("the SEC"), including in Part I, Item 1A of our Annual Report on Form 10-K filed with the SEC on March 31, 2022 and our subsequent filings with the SEC. You should not place undue reliance on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

"DATA443" and "ALL THINGS DATA SECURITY" are trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks, and registered trademarks are the property of their respective owners. All company, product, and services names used in this presentation are for identification purposes only. Use of these names, trademarks, and brands does not imply endorsement or sponsorship of us by those companies.

The Opportunity:
Growing data security risks, but fragmented solutions fail to detect and defend – and are often slow to deploy

> ***"The explosion of ransomware, zero-day attacks, third-party breaches, along with long-term remote work concerns & the integration of operational technology with IT systems have culminated into a crisis of confidence for IT security leaders."***
>
> ***- IDG Security Priorities Study 2021***



Vendor 1
Discovery
Vendor 2
Govern
Vendor 3
Report
Vendor 4
Protect
Data443
One Subscription
A la Carte Options

By 2024, it is expected that **30%** of enterprises will have adopted data security platforms, up from less than **5%** in 2019– according to a study from Gartner, Inc. Gartner, Inc. also stated in another report titled "Predicts 2022: Consolidated Security Platforms Are The Future" that customers are working on vendor consolidation strategies aggressively in addition to expecting a portfolio or stack approach to their purchasing requirements.

Who is Data443?



1. The world is experiencing an explosion in data security risks and the current solutions are grossly inadequate

→ **Data443's platform can organize the world's electronic data and protect it regardless of location, platform type, or format**

2. Through strategic acquisitions, we've amassed a high-quality set of software solutions allowing a ***unified approach to data governance and security*** and addressing key business needs for stewarding and safeguarding sensitive data

3. We have existing revenue from commercial customer and consumers, with opportunities for recurring revenue from a time-based subscription model and to cross-sell and up-sell with complementary offerings in our product suite

4. We are leveraging "freemium" offerings via WordPress plug-ins for brand recognition / awareness with over 200,000 subscribers who are actively using the products

5. Strong leadership team headed by Jason Remillard, with expertise in both the products and the market; deep bench of experienced advisors for all aspects of the business

Data443 Protects Data from Theft, Simplifies Compliance with Privacy Laws and Provides Necessary Confidence to Embrace and Migrate to the Cloud

Most businesses must deal with ransomware, data hostage situations, and hacking risks

- Surviving / recovering from security breaches is key
- Prevalence and proliferation of privacy and security rules complicates response to incidents
- Mitigation with insurance is insufficient

Data443 meets the need to lower the risk with products that:

- can locate data anywhere
  - Devices = laptops, servers, cloud; platforms = ADP, Quickbooks, Salesforce
- can identify what data you have
  - We can identify over 1,300 sensitive data types, in 46 languages. For example:
    - "There is German privacy information in this spreadsheet"
    - "We found Japanese health care info in Salesforce"
- can archive data for a time period specified by the customer
- can move data to where it should be
- can protect data –
  - control when it's shared, when it's moved and where and for how long it's stored"
- can destroy it properly, legally and in conformance with customer-specified business rules

Comprehensive

Platform

Our Flagship Offerings Today:

Data Placement Manager
Transfer highly sensitive data between organizations

Ransomware Recovery Manager
Protect and recover any PC, server or cloud machine – and its data

Sensitive Content Manager
Distribute highly sensitive data to specific targets, remove and update it, ensuring no data leaks

Data Archive Manager
Archive, govern, delete, move and discover data

Data Identification Manager
Find, report, classify, and discover data in any location

Access Control Manager
Password-less, Zero Trust and Single Sign-On access to the cloud

Global Privacy Manager
Comply with privacy policies, manage requests, preemptively action

Highlights of Our Customer Base

Segment	Global Fintech	Mid-Market	Small to SMB
Primary Product Line Consumption	Secure data transport, protection and distribution	Information archiving, ransomware protection, secure content viewing and distribution	Plugins & Website Apps, freemium and badges, privacy compliance
Sales Model	Direct and Long-Term recurring contracts	Direct and 1-3 year recurring contracts	100% Online SaaS direct - recurring with support

Some of Our Customers

DATA443

Fin Tech	Education	Government	Hi Tech	Direct Bank / Insurance	Energy / Pharma	Healthcare	Entertainment / Media
JPMorgan Chase & Co.			Hewlett Packard	Farm Bureau Insurance	Southern Company	Wellstar Health System	Comcast
SunGard Availability Services			Ricoh imagine. change.	Pacific Life	Dominion Energy	mch Medical Center Hospital	
FIS	Texas A&M University	U.S. Air Force	M-Files	Emirates NBD	Toshiba	AnMed Health	Sky
Gallagher Bassett	Harvard University		DTC	TCI	Brammer Engineering, Inc.	Galambila	South Pacific Pictures
globalpayments	St. Tammany		leidos	Crews Bank & Trust	Lifeline Pharmaceuticals The Medical Supply Depot	Southeast Health Group	thesamefoundation.org

Data443 and the Market - Our à la carte options can compete head to head with competitors

Data443 Product	Market Competitor	Main Functionality
Ransomware Recovery Manager	Crowdstrike (CRWD), Norton, Veeam	Full Ransomware Recovery with One Reboot, Zero Trust
Data Identification Manager	Varonis (VRNS), BigID,	Data Classification, Governance, Migration
Data Archive Manager	Barracuda (formerly CUDA), Jaytheon	eDiscovery, Archiving, Cloud Data Protection
Data Privacy Manager	OneTrust, Securiti.ai	Global Privacy Management (GDPR, CCPA)
Data Access Manager	OKTA (OKTA), HYPR	Passwordless Authentication, Single Sign-On
Sensitive Content Manager	Boardvantage (NASDAQ), Diligent, Twilio (TWLO)	Digital Rights Management, Data Distribution
Data Placement Manager	HelpSystems (GSB), GoAnywhere, CitrixShareFile (CTXS)	Data Transfer, Data Sync between Banks & Card Issuers

Customer Success Story: Emirates Bank NBD, one of the top banks in UAE needed discovery, classification, reporting, tagging, and next-gen Microsoft DKE support

Challenge:

Large corporate migration to cloud. Tens of thousands of databases, complex requirements to label/tag data in multiple languages, significant enterprise performance and scale challenges.

Data443 Response:

Data443's Data Identification Manager in partnership with Microsoft and CyberArk (identity management company). First-ever global deployment of Microsoft double key encryption. Earned Data443 membership to Microsoft Intelligent Security Association ecosystem of Independent Software Vendors.

Customer Success Story: Global Automobile Manufacturer with New Data Privacy and Governance Requirements



Challenge:

Thousands of employees, millions of end customers, operations in over 100 countries, mixed datasets, multilingual. Very complex and wide requirements, aggressive need-by dates.

Data443 Response:

The comprehensive solution comprised of eight of our products bundled with a complementary third-party offering. SaaS deployment via Microsoft Azure® partnership. Heavy consumption of connectors, cloud services, and professional services.

Customer Success Story: Leading national insurance and financial services firm has complex data governance and migration requirements for Microsoft365 and data entity extraction.

Challenge:

Migrate to Office365, cleanse data prior to migration, parse and detect sensitive data in old mail files, apply corporate governance and retention requirements.

Data443 Response:

Our Data Identification Manager and Data Archive Manager follow-on with Sensitive Content Manager, consulting for implementation to discover, classify, and migrate data.

Acquisitions / Rapid Integration and Adoption / Enhancements

Data443 has a track record of successful acquisitions – nine in five years - and has candidates identified for future transactions

We look for deals that will contribute to our EBIT and offer realistic opportunities for us to expand strategically

- **Products/technology we can efficiently integrate into our existing suite of products**
- **Allow for subscription model for Annual Recurring Revenues (ARR)**
- Can be distributed via internet as SaaS, eliminating customer need for complex software & hardware management

Our customer acquisition cost for new offerings trends low compared to our peers because we target technology that complements our current offerings and/or acquisitions that come with an existing customer base



Data443 Privacy and Cybersecurity Growth Model

Fill the Whitespace

» Build/acquire products for today (ransomware, protection)

Consolidate Customers

» Sell new products to customers of existing products, lowering overall customer acquisition costs

Leverage Freemium & Open Source

» Achieve brand recognition while embracing developers and first adopters in ecosystem

Privacy Innovation

» Offer flexible and scalable data privacy solutions

Execute Best

» Provide affordable, feature-appropriate products, easy to onboard with short time to see ROI/realize value

9 Deals Done To Date

Our Acquisition-Integration Strategy Focuses on Identifying Strong Targets at Favorable Valuations

Growth by acquistion is SOP

- Balancing product development and product acquisition
- Opportunities for complementary products
- Buy vs. build advantages / cost savings
- Close deals with significant upside potential quickly

Identify Targets

- Strong existing customer base - measured in number of "seats" sold, monthly recurring revenue
- Strong product roadmap
- EBITDA with margins exceeding 65%
- Projected 2-5x growth

Acquisition Integration

- Minimize product overlap
- Add core competencies (e.g., sales channels/ partners, technologists and other key personnel)
- Strategy allows rapid integration and onboarding

Valuation & Financing

- Current opportunities are in the 1-3x gross level (more for pure cloud/ MRR-based)
- Purchase with mix of cash, equity & seller financing
- Deliverable-based milestones

Built for Scale and Rapid Revenue Growth

Inorganic growth

» Acquisitions & OEMs

Partnerships

» Establish partnerships to continue bringing leading offerings to our customers

New products

» Create and deliver innovative solutions
» Achieve greater market penetration for existing products

Expand with existing customers

» Exploit opportunities to cross-sell

New customers

» We have an identified pipeline of potential customers and have an aggressive sales and marketing strategy

These factors support aggressive growth, ability to compete and retain customers and provide next-gen functionality

Sales and Marketing Go-Forward Strategy

Pursue organic growth with existing clients (scaling up with existing products and onboarding new offerings)

Seek out new and expand existing partnerships with platform providers (e.g., Oracle, Microsoft, Zoom, Cisco) and resellers

Continue to rely on WordPress apps with freemium models to build brand awareness and encourage developer community to embrace our offerings and vision

Re-target historically ‘expensive complex’ enterprise IT capabilities for ‘the little guy’

- All businesses need these capabilities, but historically not all could afford it or had the expertise to use it

Continue transforming previously complex products into ones that are simple to deploy (e.g., cloud-enabled), simple to use, cost-effective, and allow businesses to realize value quickly

- We believe this is a recipe for growth - as we leverage topical security offerings with our ever-growing customer base and brand awareness

Experienced Leadership Team with Deep Experience in Management, Technology, Finance, & Marketing



Jason Remillard
Founder & CEO

Jason brings deep leadership and technical experience to Data443, and oversees our global expansion, management, execution & corporate development. He has over 25 years of experience with global enterprise and B2C software sales and marketing, including at Fortune 500 companies such as Deutsche Bank, TD Bank, IBM & Merrill Lynch.



Pamela Maher
Chief Legal Officer

Pamela oversees Data443's general legal, corporate governance and compliance functions as well as its intellectual property asset development and management. Before joining the Company in 2022, she led the legal function for a private medical device company and enjoyed a successful career as a law firm partner. She is a member of the California bar and holds a law degree from Loyola Law School and an undergraduate degree in biomedical engineering from Boston University.



Bennett Pursell
Chief Technology Officer

Bennett is responsible for Data443's technical operations and architecture and he leads our engineering team. He has over 20 years experience in IT architecture, security governance, and systems integration. His broad expertise includes everything relating to data security as well as cloud computing. Bennett previously served as Head of Technology Architecture for Moody's Investor Services and Vice President & Technical Architect of Cloud Computing at Deutsche Bank.



Greg McCraw
Chief Financial Officer

Greg serves Data443's financial advisory and corporate accounting needs. He is an active CPA, CMA, and CFA and has over 25 years of experience helping businesses strengthen accounting and finance operations, addressing compliance challenges in highly regulated environments, and preparing SEC filings. He came to Data443 from Light Wave Dental, where he oversaw seven direct reports and a budget of $17 million as Vice President of Finance.



Kirill Kashigin
Chief Software Architect

Kirill leads Data443's development and quality teams. He is our technical advisor and an subject matter expert on data management and data security, with a 20-year background in developing and deploying high performance systems. Kirill was the Chief Technology Officer at FileFacets, whose assets Data443 acquired in August 2020.

Why Data443?


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1. 22 employees HQ in leading tech region Research Triangle Park.
2. Proven management team with deep industry knowledge.
3. Increasing global urgency for data security, compliance and classification (GDPR, CCPA).
4. 10,000 paying, 200,000+ open source customers in 100+ countries in all sectors.
5. Aggressive revenue growth and consolidation strategy of accretive acquisitions.
6. Comprehensive ransomware, data & privacy solutions with cross-selling opportunities.
7. Omkhar Arasaratnam (Google) on Advisory Board.

Investor Relations Contact:

Matthew Abenante
ir@data443.com
919.858.6542
www.data443.com

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